ASPIRATION FUNDS

Aspiration Flagship Fund

Supplement to the Prospectus and
 Summary Prospectus

July 2, 2015
This supplement to the Prospectus and Summary Prospectus dated January 28, 2015 for the Aspiration Flagship Fund (the "Fund"), a series of Aspiration Funds (the "Trust"), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-683-8529.  You may obtain additional copies of the Prospectus and Summary, free of charge, by visiting the Fund's website at https://funds.aspiration.com.
This supplement is to update the Annual Fund Operating Expenses in the Prospectus, specifically to recalculate the estimated Acquired Fund Fees and Expenses.
Prospectus

On page 3 of the Prospectus, the table titled "Annual Fund Operating Expenses" under the section titled "Fund Summary" is revised by replacing the table in its entirety with the following:

Annual Fund Operating Expenses[1]
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees [1]	0.00%	2.00%
Distribution and/or Service (12b-1) Fee	0.25%	0.25%
Other Expenses[2]	1.29%	1.29%
Acquired Fund Fees and Expenses[3]	0.85%	0.85%
Total Annual Fund Operating Expenses	2.39%	4.39%
Expense Reimbursements	(1.04%)	(1.04%)
Total annual fund operating expenses after fee waivers and expense reimbursements[4]	1.35%	3.35%

Investors Should Retain This Supplement for Future Reference